UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2021

CM Life Sciences II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	85-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Corvex Management LP 667 Madison Avenue New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 474-6745

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CMIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CMII	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported on March 28, 2021, CM Life Sciences II, Inc., a Delaware corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”), by and among the Company, SomaLogic, Inc., a Delaware corporation (“SomaLogic”) and S-Craft Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”) (the transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Business Combination between the Company and SomaLogic, the Company filed a registration statement on Form S-4 (File No. 333-256127) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2021. On August 12, 2021, the Company filed a Definitive Proxy Statement/Prospectus relating to the Company’s special meeting scheduled to be held on August 31, 2021 (the “Definitive Proxy Statement/Prospectus”), to, among other things, obtain the approvals required to consummate the Business Combination.

Since the initial filing of the Registration Statement, purported shareholders of the Company have sent demand letters in connection with the Business Combination (the “Demand Letters”).

The Company is including in this Current Report on Form 8-K certain supplemental disclosures regarding the Business Combination. The Company and its board of directors believe that the allegations and claims asserted in the Demand Letters lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Demand Letters delaying or otherwise adversely affecting the Business Combination and to minimize the costs, risks, and uncertainties inherent in defending the claims, the Company hereby voluntarily amends and supplements the Definitive Proxy Statement/Prospectus, as set forth in this Current Report on Form 8-K. The Company and the members of its board of directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement/Prospectus, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety and is available free of charge on the Internet site maintained by the SEC at http://www.sec.gov. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. New text is underlined, and deleted text is bracketed.

The disclosure on page 149 of the Definitive Proxy Statement is hereby supplemented by replacing the first paragraph with the following (changes marked):

“CMLS II’s valuation methodology consisted of precedent transactions, comparable public companies and discounted cash flow (DCF) analyses. For the precedent transactions analysis, CMLS II looked at other recent SPAC or IPO transactions in the proteomics space, including those of Nautilus, QuantumSi and Seer. In the precedent transactions analysis, the mean pre-money enterprise value, including a premium applied to reflect the earlier stage of the precedent transaction companies relative to SomaLogic, was $963 million. For the comparable public companies analysis we considered the EV/2022E revenue multiples of comparable companies, including Adaptive, Natera, Personalis, and Quanterix. CLMS II selected this group of companies based on business model (i.e., service vs. product), having a biopharma-focused customer base today, and having a proprietary technology that enables access to broad market segments. In the comparable public companies analysis, the market price of each company’s common equity was evaluated as a multiple of forward revenue and included weighting based on comparability as well as a liquidity discount (with a mean of 17.4x). The DCF analysis was performed based on SomaLogic’s projections, an 11% discount rate and 3% terminal growth rate. Based on these analyses, after adjusting for estimated existing cash of $170 million and existing debt of $50 million [at closing], CMLS II derived an implied equity value of $1.2 billion.”

The disclosure on page 159 of the Definitive Proxy Statement/Prospectus is hereby supplemented by replacing the second paragraph with the following (changes marked):

“Houlihan Lokey performed a discounted cash flow analysis of SomaLogic based on the Projections. Houlihan Lokey applied a range of terminal value multiples of 13.0x to 15.0x to SomaLogic’s estimated CY2023E revenue, taking into account Houlihan Lokey’s experience and professional judgment and the results of its selected companies analysis, and discount rates ranging from 12.0% to 14.0%, taking into account Houlihan Lokey’s experience and professional judgment and an estimate of SomaLogic’s weighted-average cost of capital. The discounted cash flow analysis indicated an implied total equity value reference range for SomaLogic of $1,167.1 million to $1,398.2 million, as compared to the assumed value of the Closing Merger Consideration of $1,250.0 million.”

The disclosure on page 161 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding in the following disclosure as a third paragraph under the heading “Certain Engagements in Connection with the Business Combination and Related Transactions”:

 “CMLS II retained Jefferies as a placement agent and capital markets advisor in connection with the proposed PIPE financing transaction in connection with the Business Combination. Jefferies will receive customary PIPE placement agent fees, consistent with market practice. Such fees are contingent on the Closing of the PIPE financing transaction.”

- END OF SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS –

Important Information About the Business Combination and Where to Find It

A full description of the terms of the business combination are provided in the Registration Statement, which include a prospectus with respect to the securities of the combined entity to be issued in connection with the business combination and a proxy statement with respect to the Special Meeting. CM Life Sciences II urges its investors, stockholders and other interested persons to read the definitive proxy statement/ prospectus included in the Registration Statement, as well as other documents filed with the SEC, because these documents contain important information about CM Life Sciences II, SomaLogic and the business combination. The Registration Statement was declared effective by the SEC on August 12, 2021 and the definitive proxy statement/prospectus and other relevant documents are being mailed to CM Life Sciences II’s stockholders as of the Record Date. Stockholders may also obtain a copy of the definitive proxy statement/prospectus, and other documents filed with the SEC, without charge, by directing a request to: c/o Corvex Management LP, 667 Madison Avenue, New York, New York 10065. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

CM Life Sciences II and SomaLogic and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination under the rules of the SEC. A list of the names of those directors and executive officers and a description of their interests in CM Life Sciences II is contained in the definitive proxy statement/prospectus included in the Registration Statement and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: c/o Corvex Management LP, 667 Madison Avenue, New York, New York 10065.

No Offer or Solicitation

This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM LIFE SCIENCES II, INC.

Dated: August 27, 2021	By:	/s/ Brian Emes
	Name:	Brian Emes
	Title:	Chief Financial Officer and Secretary